SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2005

                             CFC International, Inc.
             (Exact name of registrant as specified in its charter)


   Delaware                    0-2722225                  36-3434526
   (State of incorporation)    (Commission                (IRS Employer
                               File No.)                  Identification No.)


                                500 State Street
                         Chicago Heights, Illinois 60411
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (708) 891-3456

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.
----------------------------------------------------------

     On February 15, 2005, the Registrant announced its preliminary earnings results for its fourth quarter and fiscal year ended December 31, 2004 and discussed its intention to restate prior periods. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The non-GAAP financial measures used in the press release furnished with this Form 8-K are not prepared in accordance with US GAAP and may be different from non-GAAP financial measures used by other companies. The Company believes that operating income before depreciation and amortization is an appropriate measurement for its business because of the continual investment the company makes in long-lived assets. Operating income before depreciation and amortization should not necessarily be considered as an alternative to net income or cash flows from operating activities which are determined in accordance with GAAP as an indicator of operating performance or as a measure of liquidity. The Company intends to provide the reconciliation of net income to operating income before depreciation and amortization in connection with subsequent filings.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related
------------------------------------------------------------------------------
Audit Report or Completed Interim Review.
-----------------------------------------

     On February 14, 2005, senior management of the Company determined that it will be required under generally accepted accounting principles (GAAP) to restate its financial statements for the fiscal year ended December 31, 2003 and 2002 and its quarterly financial statements for the first, second and third quarters of the fiscal year ending December 31, 2004, along with the comparable financial information for 2003. Accordingly, the previously issued financial statements for the above periods should no longer be relied upon.

     The Company expects to file its restated financial statements for fiscal 2003 and 2002 in its Annual Report on Form 10-K for fiscal 2004 and amended quarterly reports on Form 10-Q for fiscal 2004. The Company plans to complete these filings prior to March 15, 2005, however, no assurances can be given that these filings will be made at that time.

     In preparing our fiscal 2004 financial statements, the Company discovered errors in determining and recording foreign currency translation gains and losses related to intercompany transactions in 2004 and prior periods. The Company concluded that the errors are material to each of the aforementioned periods and therefore the financial statements need to be restated. The Company expects that net income will be adjusted upward by $300,000 to $500,000, or $.07 to $.10 per diluted share, in fiscal 2003 and 2002. The Company is in process of determining the effects in each quarter. These adjustments are not expected to have any impact on cash flows in any of the periods restated.

     The Company's management and Chair of the Audit Committee have discussed the matters disclosed in this filing with its independent registered public accounting firm.

     A copy of a press release issued on February 15, 2005, announcing the restatement is attached to this Form 8-K as Exhibit 99.1 and the portion thereof relating to the restatement is incorporated in this Item 4.02 by reference. This Form 8-K and Exhibit 99.1 contain statements intended as forward-looking statements, which are subject to the cautionary statements set forth in the press release.


Item 9.01.  Financial Statements and Exhibits.
----------------------------------------------

(c)      Exhibits

         Exhibit No.            Description of Exhibit
         -----------            ----------------------

               99.1             Press Release by the Registrant, dated
                                February 15, 2005, furnished in accordance with
                                Item 2.02 of this Current Report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                       CFC INTERNATIONAL, INC.

February 18, 2005      By: /s/   Dennis Lakomy_____________________
                                              Dennis Lakomy
                                              Executive Vice President
                                              and Chief Financial Officer